As filed with the Securities and Exchange Commission on August 7, 2009
Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Peabody Energy Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1221	13-4004153
(State or Other jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

701 Market Street
St. Louis, Missouri 63101-1826
(314) 342-3400
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Alexander C. Schoch, Esq.
Peabody Energy Corporation
701 Market Street
St. Louis, Missouri 63101-1826
(314) 342-3400
(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

With a Copy to:

Risë B. Norman, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Kenneth L. Wagner, Esq. Peabody Energy Corporation 701 Market Street St. Louis, Missouri 63101-1826

Approximate date of commencement of proposed sale of the Securities to the public:  From time to time after the registration statement becomes effective.
If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☑
If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑
If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Proposed Maximum
		Aggregate Offering	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Price per	Aggregate	Registration
Securities to be Registered	Registered(1)(2)	Security(1)(2)	Offering Price(1)	Fee(3)
Debt Securities of Peabody Energy Corporation
Guarantees of Debt Securities by Subsidiary Guarantors
Preferred Stock, par value $0.01 per share
Common Stock, par value $0.01 per share
Preferred Stock Purchase Rights(4)
Warrants
Units(5)

(1)	Not applicable pursuant to Form S-3 General Instruction II(E). An indeterminate aggregate initial offering price or number of the securities of each identified class (the “Securities”) is being registered as may from time to time be issued at indeterminate prices.
(2)	Includes such indeterminate amounts of Securities as may be issued upon exercise, conversion or exchange of any Securities that provide for that issuance. Also includes such indeterminate amounts of Securities as may be issued in units. Separate consideration may or may not be received for any of these Securities.
(3)	Pursuant to Rules 456(b) and 457(r), the Registrants elect to defer payment of all of the registration fees, except for $178,422.50, which is the remainder of (i) an initial registration fee of $353,100 paid to the Securities and Exchange Commission (“SEC”) with respect to $3,000,000,000 aggregate initial offering price of securities of the Registrants previously registered yet unissued under the Registration Statement on Form S-3 (No. 333-124749) of the Registrants filed on May 9, 2005, minus (ii) a subsequent registration fee of $174,677.50 due to the SEC and offset against the $353,100, with respect to $900,000,000 aggregate initial offering price of securities of the Registrants issued on October 12, 2006 and $732,500,000 aggregate initial offering price of securities of the Registrants issued on December 20, 2006, each under the Registration Statement on Form S-3 (No. 333-136108) of the Registrants filed on July 28, 2006. Pursuant to Rule 457(p), such remaining unutilized filing fee of $178,422.50 paid with respect to Registration Statement No. 333-124749 will be used to offset the registration fee payable in the future with respect to the first $3,197,535,842 aggregate initial offering price of securities (calculated utilizing the fee rate applicable on the date hereof of $55.80 per million dollars) offered with respect to this Registration Statement. Any additional registration fees will be paid subsequently in advance or on a pay-as-you-go basis.
(4)	The preferred stock purchase rights initially will trade together with the common stock. The value attributable to the preferred stock purchase rights, if any, is reflected in the offering price of the common stock.
(5)	Each Unit consists of any combination of two or more of the securities being registered hereby.

TABLE OF ADDITIONAL REGISTRANTS

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

American Land Development, LLC	Delaware	20-3405570	701 Market Street Suite 795 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Colorado, LLC	Delaware	26-3730572	701 Market Street Suite 809 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Illinois, LLC	Delaware	30-0440127	701 Market Street Suite 974 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Indiana, LLC	Delaware	20-2514299	701 Market Street Suite 737 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of Kentucky, LLC	Delaware	20-0766113	701 Market Street Suite 719 St. Louis, MO 63101 (314) 342-3400
American Land Holdings of West Virginia, LLC	Delaware	20-5744666	701 Market Street Suite 754 St. Louis, MO 63101 (314) 342-3400
Arclar Company, LLC	Indiana	31-1566354	420 Long Lane Road Equality, IL 62934 (618) 273-4314
Arid Operations Inc.	Delaware	84-1199578	14062 Denver West Parkway Suite 110 Golden, CO 80401-3301 (760) 337-5552
Bear Run Coal Company, LLC	Delaware	26-3582291	701 Market Street Suite 802 St. Louis, MO 63101 (314) 342-3400
Big Ridge, Inc.	Illinois	37-1126950	420 Long Lane Road Equality, IL 62934 (618) 273-4314
Big Sky Coal Company	Delaware	81-0476071	P.O. Box 97 Colstrip, MT 59323 (406) 748-5750
Black Beauty Coal Company, LLC	Indiana	35-1799736	P.O. Box 312 Evansville, IN 47702 (812) 424-9000
Black Hills Mining Company, LLC	Illinois	32-0049741	701 Market Street, Suite 779 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

BTU Empire Company, LLC	Delaware	74-1869420	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400
BTU Western Resources, Inc.	Delaware	20-1019486	701 Market Street Suite 735 St. Louis, MO 63101 (314) 342-3400
Caballo Coal Company	Delaware	83-0309633	1013 Boxelder Caller Box 3037 Gillette, WY 82717 (307) 687-6900
Caseyville Dock Company, LLC	Delaware	20-8080107	701 Market Street Suite 764 St. Louis, MO 63101 (314) 342-3400
Central States Coal Reserves of Illinois, LLC	Delaware	43-1869432	701 Market Street Suite 973 St. Louis, MO 63101 (314) 342-3400
Central States Coal Reserves of Indiana, LLC	Delaware	20-3960696	701 Market Street Suite 983 St. Louis, MO 63101 (314) 342-3400
Century Mineral Resources, Inc.	Illinois	36-3925555	701 Market Street Suite 798 St. Louis, MO 63101 (314) 342-3400
Coal Reserves Holding Limited Liability Company No. 1	Delaware	43-1922737	701 Market Street 6th Floor St. Louis, MO 63101 (314) 342-3400
COALSALES, LLC	Delaware	20-1759740	701 Market Street Suite 831 St. Louis, MO 63101 (314) 342-3400
COALSALES II, LLC	Delaware	43-1610419	701 Market Street Suite 830 St. Louis, MO 63101 (314) 342-3400
COALTRADE, LLC	Delaware	43-1666743	701 Market Street Suite 835 St. Louis, MO 63101 (314) 342-3400
Colorado Yampa Coal Company	Delaware	95-3761211	701 Market Street Suite 732 St. Louis, MO 63101 (314) 342-3400
Conservancy Resources, LLC	Delaware	20-5744701	701 Market Street Suite 755 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Cottonwood Land Company	Delaware	43-1721982	701 Market Street Suite 972 St. Louis, MO 63101 (314) 342-3400
Coulterville Coal Company, LLC	Delaware	20-0217834	701 Market Street Suite 723 St. Louis, MO 63101 (314) 342-3400
Cyprus Creek Land Company	Delaware	73-1625890	701 Market Street Suite 772 St. Louis, MO 63101 (314) 342-3400
Cyprus Creek Land Resources, LLC	Delaware	75-3058264	701 Market Street Suite 775 St. Louis, MO 63101 (314) 342-3400
Dyson Creek Coal Company, LLC	Delaware	43-1898526	701 Market Street 6th Floor St. Louis, MO 63101 (314) 342-3400
Dyson Creek Mining Company, LLC	Delaware	20-8080062	701 Market Street Suite 762 St. Louis, MO 63101 (314) 342-3400
El Segundo Coal Company, LLC	Delaware	20-8162824	701 Market Street Suite 768 St. Louis, MO 63101 (314) 342-3400
Elkland Holdings, LLC	Delaware	26-3724511	701 Market Street St. Louis, MO 63101 (314) 342-3400
Falcon Coal Company, LLC	Indiana	35-2006760	7100 Eagle Crest Blvd. Suite 500 Evansville, IN 47715 (812) 434-8500
Gallo Finance Company	Delaware	43-1823616	701 Market Street Suite 713 St. Louis, MO 63101 (314) 342-3400
Gold Fields Chile, LLC	Delaware	13-3004607	14062 Denver West Parkway Suite 110 Golden, CO 63102 (303) 271-3600
Gold Fields Mining, LLC	Delaware	36-2079582	14062 Denver West Parkway Suite 110 Golden, CO 63102 (303) 271-3600
Gold Fields Ortiz, LLC	Delaware	22-2204381	14062 Denver West Parkway Suite 110 Denver, CO 80401 (303) 271-3600

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Hayden Gulch Terminal, Inc.	Delaware	86-0719481	701 Market Street Suite 714 St. Louis, MO 63101 (314) 342-3400
Highwall Mining Services Company	Delaware	20-0010659	701 Market Street Suite 805 St. Louis, MO 63101 (314) 342-3400
Hillside Recreational Lands, LLC	Delaware	32-0214135	701 Market Street Suite 797 St. Louis, MO 63101 (314) 342-3400
HMC Mining, LLC	Delaware	43-1875853	701 Market Street Suite 911 St. Louis, MO 63101 (314) 342-3400
Illinois Land Holdings, LLC	Illinois	26-1865197	701 Market Street Suite 799 St. Louis, MO 63101 (314) 342-3400
Independence Material Handling, LLC	Delaware	43-1750064	701 Market Street Suite 840 St. Louis, MO 63101 (314) 342-3400
James River Coal Terminal, LLC	Delaware	55-0643770	701 Market Street, Suite 702 St. Louis, MO 63101 (314) 342-3400
Juniper Coal Company	Delaware	43-1744675	701 Market Street, Suite 716 St. Louis, MO 63101-1826 (314) 342-3400
Kayenta Mobile Home Park, Inc.	Delaware	86-0773596	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201
Kentucky Syngas, LLC	Delaware	26-1156957	701 Market Street Suite 709 St. Louis, MO 63101 (314) 342-3400
Lively Grove Energy Partners, LLC	Delaware	26-0180403	701 Market Street Suite 794 St. Louis, MO 63101 (314) 342-3400
Marigold Electricity, LLC	Delaware	26-0180352	701 Market Street Suite 793 St. Louis, MO 63101 (314) 342-3400
Marigold Energy, LLC	Delaware	26-0180288	701 Market Street Suite 792 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Midco Supply and Equipment Company	Illinois	43-6042249	701 Market Street St. Louis, MO 63101 (314) 342-3400
Midwest Coal Acquisition Corp.	Delaware	20-0217640	701 Market Street Suite 722 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Reserves of Illinois, LLC	Delaware	20-3960648	701 Market Street Suite 964 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Reserves of Indiana, LLC	Delaware	20-3405958	701 Market Street Suite 963 St. Louis, MO 63101 (314) 342-3400
Midwest Coal Reserves of Kentucky, LLC	Delaware	20-3405872	701 Market Street Suite 788 St. Louis, MO 63101 (314) 342-3400
Mustang Energy Company, L.L.C.	Delaware	43-1898532	701 Market Street Suite 953 St. Louis, MO 63101 (314) 342-3400
New Mexico Coal Resources, LLC	Delaware	20-3405643	701 Market Street Suite 804 St. Louis, MO 63101 (314) 342-3400
Peabody America, Inc.	Delaware	93-1116066	701 Market Street, Suite 720 St. Louis, MO 63101-1826 (314) 342-3400
Peabody Archveyor, L.L.C.	Delaware	43-1898535	701 Market Street Suite 751 St. Louis, MO 63101 (314) 342-3400
Peabody Bear Run Services, LLC	Delaware	26-3725923	701 Market Street Suite 820 St. Louis, MO 63101 (314) 342-3400
Peabody Cardinal Gasification, LLC	Delaware	20-5047955	701 Market Street Suite 931 St. Louis, MO 63101 (314) 342-3400
Peabody COALTRADE International (CTI), LLC	Delaware	20-1435716	701 Market Street Suite 836 St. Louis, MO 63101 (314) 342-3400
Peabody Colorado Operations, LLC	Delaware	20-2561644	701 Market Street Suite 832 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Peabody Colorado Services, LLC	Delaware	26-3723774	701 Market Street Suite 813 St. Louis, MO 63101 (314) 342-3400
Peabody Development Company, LLC	Delaware	43-1265557	701 Market Street Suite 970 St. Louis, MO 63101 (314) 342-3400
Peabody Electricity, LLC	Delaware	20-3405744	701 Market Street Suite 784 St. Louis, MO 63101 (314) 342-3400
Peabody Energy Generation Holding Company	Delaware	73-1625891	St. Louis, MO 63101 701 Market Street Suite 930 (314) 342-3400
Peabody Energy Investments, Inc.	Delaware	68-0541702	701 Market Street Suite 717 St. Louis, MO 63101 (314) 342-3400
Peabody Energy Solutions, Inc.	Delaware	43-1753832	701 Market Street, Suite 845 St. Louis, MO 63101 (314) 342-7600
Peabody Gateway Services, LLC	Delaware	26-3724075	701 Market Street Suite 817 St. Louis, MO 63101 (314) 342-3400
Peabody Holding Company, LLC	Delaware	74-2666822	701 Market Street, Suite 741 St. Louis, MO 63101 (314) 342-3400
Peabody Illinois Services, LLC	Delaware	26-3722638	701 Market Street Suite 811 St. Louis, MO 63101 (314) 342-3400
Peabody Indiana Services, LLC	Delaware	26-3724339	701 Market Street Suite 818 St. Louis, MO 63101 (314) 342-3400
Peabody International Investments, Inc.	Delaware	26-1361182	701 Market Street Suite 703 St. Louis, MO 63101 (314) 342-3400
Peabody International Services, Inc.	Delaware	20-8340434	701 Market Street Suite 783 St. Louis, MO 63101 (314) 342-3400
Peabody Investments Corp.	Delaware	20-0480084	701 Market Street Suite 707 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Peabody Midwest Management Services, LLC	Delaware	26-3726045	701 Market Street Suite 816 St. Louis, MO 63101 (314) 342-3400
Peabody Midwest Operations, LLC	Delaware	20-3405619	701 Market Street Suite 744 St. Louis, MO 63101 (314) 342-3400
Peabody Midwest Services, LLC	Delaware	26-3722194	701 Market Street Suite 810 St. Louis, MO 63101 (314) 342-3400
Peabody Natural Gas, LLC	Delaware	43-1890836	701 Market Street Suite 740 St. Louis, MO 63101 (314) 342-3400
Peabody Natural Resources Company	Delaware	51-0332232	701 Market Street, Suite 718 St. Louis, MO 63101 (314) 342-3400
Peabody New Mexico Services, LLC	Delaware	20-8162939	701 Market Street St. Louis, MO 63101 (314) 342-3400
Peabody Operations Holding, LLC	Delaware	26-3723890	701 Market Street Suite 815 St. Louis, MO 63101 (314) 342-3400
Peabody Powder River Management Services, LLC	Delaware	26-3725018	701 Market Street Suite 821 St. Louis, MO 63101 (314) 342-3400
Peabody Powder River Operations, LLC	Delaware	20-3405797	701 Market Street St. Louis, MO 63101 (314) 342-3400
Peabody Powder River Services, LLC	Delaware	26-3725850	701 Market Street Suite 876 St. Louis, MO 63101 (314) 342-3400
Peabody PowerTree Investments, LLC	Delaware	20-0116980	701 Market Street Suite 954 St. Louis, MO 63101 (314) 342-3400
Peabody Recreational Lands, L.L.C.	Delaware	43-1898382	701 Market Street Suite 920 St. Louis, MO 63101 (314) 342-3400
Peabody Rocky Mountain Management Services, LLC	Delaware	26-3725390	701 Market Street Suite 823 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Peabody Rocky Mountain Services, LLC	Delaware	20-8162706	701 Market Street Suite 767 St. Louis, MO 63101 (314) 342-3400
Peabody Services Holding, LLC	Delaware	26-3726126	701 Market Street Suite 814 St. Louis, MO 63101 (314) 342-3400
Peabody Southwest, LLC	Delaware	20-5744732	701 Market Street Suite 756 St. Louis, MO 63101 (314) 342-3400
Peabody Southwestern Coal Company	Delaware	43-1898372	St. Louis, MO 63101-1826 701 Market Street Suite 739 (314) 342-3400
Peabody Terminal Holding Company, Inc.	Delaware	26-1087816	701 Market Street Suite 796 St. Louis, MO 63101 (314) 342-3400
Peabody Terminals, LLC	Delaware	31-1035824	701 Market Street, Suite 712 St. Louis, MO 63101 (314) 342-3400
Peabody Venezuela Coal Corp.	Delaware	43-1609813	701 Market Street, Suite 715 St. Louis, MO 63101-1826 (314) 342-3400
Peabody Venture Fund, LLC	Delaware	20-3405779	701 Market Street Suite 758 St. Louis, MO 63101 (314) 342-3400
Peabody-Waterside Development, L.L.C.	Delaware	75-3098342	701 Market Street Suite 921 St. Louis, MO 63101 (314) 342-3400
Peabody Western Coal Company	Delaware	86-0766626	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201
Peabody Wild Boar Services, LLC	Delaware	26-3725591	701 Market Street Suite 824 St. Louis, MO 63101 (314) 342-3400
Peabody Wyoming Services, LLC	Delaware	26-3723001	701 Market Street Suite 812 St. Louis, MO 63101 (314) 342-3400
PEC Equipment Company, LLC	Delaware	20-0217950	701 Market Street Suite 726 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Point Pleasant Dock Company, LLC	Delaware	20-0117005	701 Market Street Suite 708 St. Louis, MO 63101 (314) 342-3400
Pond River Land Company	Delaware	73-1625893	701 Market Street Suite 771 St. Louis, MO 63101 (314) 342-3400
Porcupine Production, LLC	Delaware	43-1898379	701 Market Street Suite 752 St. Louis, MO 63101 (314) 342-3400
Porcupine Transportation, LLC	Delaware	43-1898380	701 Market Street Suite 753 St. Louis, MO 63101 (314) 342-3400
Powder River Coal, LLC	Delaware	43-0996010	1013 East Boxelder Gillette, WY 82718 (307) 687-6900
Randolph Land Holding Company, LLC	Delaware	20-2139951	701 Market Street Suite 782 St. Louis, MO 63101 (314) 342-3400
Riverview Terminal Company	Delaware	13-2899722	14062 Denver West Parkway Suite 110 Golden, CO 80401-3301 (606) 739-5752
Sage Creek Coal Company, LLC	Delaware	26-3730653	701 Market Street Suite 803 St. Louis, MO 63101 (314) 342-3400
Sage Creek Holdings, LLC	Delaware	26-3286872	701 Market Street Suite 801 St. Louis, MO 63101 (314) 342-3400
School Creek Coal Company, LLC	Delaware	20-2902073	701 Market Street Suite 738 St. Louis, MO 63101 (314) 342-3400
School Creek Coal Resources, LLC	Delaware	20-3585831	701 Market Street Suite 742 St. Louis, MO 63101 (314) 342-3400
Seneca Coal Company, LLC	Delaware	84-1273892	Drawer D Hayden, CO 81639 (970) 276-3707
Shoshone Coal Corporation	Delaware	25-1336898	701 Market Street Suite 734 St. Louis, MO 63101 (314) 342-3400

Address, Including Zip Code,
	State or Other		and Telephone Number,
	Jurisdiction of	IRS Employer	Including Area Code, of
Exact Name of Registrant	Incorporation or	Identification	Registrant’s Principal
as Specified in its Charter	Organization	Number	Executive Offices

Star Lake Energy Company, L.L.C.	Delaware	43-1898533	701 Market Street Suite 951 St. Louis, MO 63101 (314) 342-3400
Sugar Camp Properties, LLC	Indiana	35-2130006	7100 Eagle Crest Blvd. Evansville, IN 47715 (812) 424-9000
Thoroughbred Generating Company, LLC	Delaware	43-1898534	701 Market Street Suite 780 St. Louis, MO 63101 (314) 342-3400
Thoroughbred Mining Company, L.L.C.	Delaware	73-1625889	701 Market Street Suite 721 St. Louis, MO 63101 (314) 342-3400
Twentymile Coal Company	Delaware	95-3811846	701 Market Street Suite 731 St. Louis, MO 63101 (314) 342-3400
Vigo Employment Resources, LLC	Delaware	26-3725223	701 Market Street Suite 822 St. Louis, MO 63101 (314) 342-3400
West Roundup Resources, Inc.	Delaware	20-2561489	701 Market Street Suite 736 St. Louis, MO 63101 (314) 342-3400
Wild Boar Coal Company, LLC	Delaware	26-3730759	701 Market Street Suite 825 St. Louis, MO 63101 (314) 342-3400
Williams Fork Coal Company, LLC	Delaware	20-8162742	701 Market Street Suite 766 St. Louis, MO 63101 (314) 342-3400
Wyoming Natural Gas, LLC	Delaware	20-5744610	701 Market Street Suite 757 St. Louis, MO 63101 (314) 342-3400

PROSPECTUS

Peabody Energy Corporation

Debt Securities
Common Stock
Preferred Stock
Preferred Stock Purchase Rights
Warrants
Units

Subsidiary Guarantors
Guaranteed Debt Securities

Peabody Energy Corporation may offer and sell from time to time, in one or more series, any one of the following securities:

•	unsecured debt securities consisting of notes, debentures or other evidences of indebtedness which may be senior debt securities, senior subordinated debt securities or subordinated debt securities,

•	common stock,

•	preferred stock,

•	warrants, and

•	units,

or any combination of these securities. Peabody Energy Corporation’s debt securities may be guaranteed by substantially all of its domestic subsidiaries.

The common stock of Peabody Energy Corporation is traded on the New York Stock Exchange under the symbol “BTU.” We will provide more specific information about the terms of an offering of any securities in supplements to this prospectus.

You should read this prospectus and the applicable prospectus supplement, as well as the risks contained or described in the documents incorporated by reference in this prospectus or any accompanying prospectus supplement, before you invest.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 7, 2009

ABOUT THIS PROSPECTUS

This prospectus describes the general terms of the securities to be offered hereby. A prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered will be provided to you in connection with each sale of securities offered pursuant to this prospectus. The prospectus supplement or any free writing prospectus prepared by or on behalf of us may also add, update or change information contained in this prospectus. To understand the terms of securities offered pursuant to this prospectus, you should carefully read this document with the applicable prospectus supplement or any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the offered securities. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents By Reference.”

You should rely only on the information incorporated by reference or provided in this prospectus, any prospectus supplement or any free writing prospectus prepared by or on behalf of us. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus, any prospectus supplement or any free writing prospectus is accurate as of any date other than the date on the front of those documents.

RISK FACTORS

Investing in the securities involves risk. Please see the “Risk Factors” section in our most recent Annual Report on Form 10-K, along with the disclosure related to the risk factors contained in our subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference in this prospectus, as updated by our future filings with the SEC. Before making an investment decision, you should carefully consider these risks as well as other information contained or incorporated by reference in this prospectus. The prospectus supplement applicable to each type or series of securities we offer may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under that prospectus supplement.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the information included in this prospectus and the documents we have incorporated by reference include statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. We use words such as “anticipate,” “believe,” “expect,” “may,” “intend,” “plan,” “project,” “will” or other similar words to identify forward-looking statements.

Without limiting the foregoing, all statements relating to our future outlook, anticipated capital expenditures, future cash flows and borrowings, and sources of funding are forward-looking statements. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks and actual results may differ materially from those discussed in these statements.

Among the factors that could cause actual results to differ materially are:

•	the duration and severity of the global economic downturn and disruptions in the financial markets;

•	ability to renew sales contracts;

•	reductions and/or deferrals of purchases by major customers;

•	credit and performance risks associated with customers, suppliers, trading and banks and other financial counterparties;

ii

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	geologic, equipment and operational risks inherent to mining;

•	impact of weather on demand, production and transportation;

•	legislation, regulations and court decisions or other government actions;

•	new environmental requirements affecting the use of coal, including mercury and carbon dioxide related limitations;

•	replacement of coal reserves;

•	price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses;

•	performance of contractors, third-party coal suppliers or major suppliers of mining equipment or supplies;

•	negotiation of labor contracts, employee relations and workforce availability;

•	availability and costs of credit, surety bonds, letters of credit and insurance;

•	changes in postretirement benefit and pension obligations and funding requirements;

•	availability and access to capital markets on reasonable terms to fund growth and acquisitions;

•	the effects of acquisitions or divestitures;

•	economic strength and political stability of countries in which we have operations or serve customers;

•	risks associated with our Btu conversion or generation development initiatives;

•	demand for coal in United States and international power generation and steel production markets;

•	coal’s market share of electricity generation;

•	the availability and cost of competing energy resources;

•	successful implementation of business strategies;

•	the effects of changes in currency exchange rates, primarily the Australian dollar;

•	inflationary trends, including those impacting materials used in our business;

•	interest rate changes;

•	litigation, including claims not yet asserted;

•	terrorist attacks or threats; and

•	impacts of pandemic illnesses.

When considering these forward-looking statements, you should keep in mind the cautionary statements in this document and the documents incorporated by reference. These forward-looking statements speak only as of the date on which such statements were made, and we undertake no obligation to update these statements except as required by federal securities laws.

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SUMMARY

This summary highlights selected information from this prospectus and does not contain all of the information that may be important to you. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of our securities, you should carefully read this document with the applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the securities we are offering. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents by Reference.” When used in this prospectus, the terms “we,” “our,” and “us,” except as otherwise indicated or as the context otherwise indicates, refer to Peabody Energy Corporation and/or its applicable subsidiary or subsidiaries.

The Securities We May Offer

We may offer and sell from time to time:

•	common stock;

•	debt securities;

•	preferred stock;

•	warrants; and

•	units.

In addition, we may offer and sell from time to time debt securities that may be guaranteed by substantially all of our domestic subsidiaries.

Common Stock

We may issue shares of our common stock, par value $0.01 per share. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock. Holders of common stock are entitled to one vote per share and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. Holders of common stock do not have cumulative voting rights in the election of directors.

Debt Securities

We may offer debt securities, which may be either senior, senior subordinated or subordinated, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock. We may issue debt securities either separately, or together with, upon conversion of or in exchange for other securities. The debt securities that we issue will be issued under one of two indentures among us, U.S. Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. We have summarized general features of the debt securities that we may issue under “Description of Debt Securities.” We encourage you to read the indentures, which are included as exhibits to the registration statement of which this prospectus forms a part.

Preferred Stock

We may issue shares of our preferred stock, par value $0.01 per share, in one or more series. Our board of directors will determine the dividend, voting, conversion and other rights of the series of preferred stock being offered.

Warrants

We may issue warrants for the purchase of preferred stock or common stock or debt securities of our company. We may issue warrants independently or together with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

Units

We may also issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

Peabody Energy Corporation

We are the world’s largest private sector coal company, with majority interests in 30 coal operations located throughout all major United States (U.S.) coal producing regions, except Appalachia, and interests in coal operations in Australia and Venezuela.

For the year ended December 31, 2008, 82% of our total sales (by volume) were to U.S. electricity generators, 16% were to customers outside the U.S. and 2% were to the U.S. industrial sector. In the U.S., we typically sell coal to utility customers under long-term contracts (those with terms longer than one year). Internationally, we sell coal to coal-based electricity generating stations and steel producing facilities. During 2008, approximately 90% of our worldwide sales (by volume) were under long-term contracts.

We conduct business through four principal operating segments: Western U.S. Mining, Midwestern U.S. Mining, Australian Mining and Trading and Brokerage.

The principal business of the Western and Midwestern U.S. Mining segments is the mining, preparation and sale of steam coal, sold primarily to electric utilities. Our Western U.S. Mining operations consist of our Powder River Basin, Southwest and Colorado operations and are characterized by predominantly surface extraction processes, lower sulfur content and Btu of coal, and higher customer transportation costs (due to longer shipping distances). Geologically, the Western U.S. Mining operations mine bituminous and subbituminous coal deposits. Our Midwestern U.S. Mining operations consist of our Illinois and Indiana operations and are characterized by a mix of surface and underground extraction processes, higher sulfur content and Btu of coal and lower customer transportation costs (due to shorter shipping distances). Geologically, the Midwestern U.S. Mining operations mine bituminous coal deposits.

Australian Mining operations are characterized by both surface and underground extraction processes, mining various qualities of low-sulfur, high Btu coal (metallurgical coal) as well as steam coal primarily sold to an international customer base with a small portion sold to Australian steel producers and power generators. Metallurgical coal is produced primarily from five of our Australian mines.

In addition to our mining operations, we market, broker and trade coal through our Trading and Brokerage segment. Our international trading group has locations in London, England; Newcastle, Australia; and Beijing, China. Our China office also engages in sales, marketing and business development to pursue potential long-term growth opportunities there. Our other energy-related commercial activities include the management of our vast coal reserve and real estate holdings through initiatives such as 1) participation in developing mine-mouth coal-fueled generating plants; 2) developing Btu conversion technologies, which are designed to convert coal to natural gas and transportation fuels; and 3) advancing carbon capture sequestration initiatives in the U.S., China and Australia.

Our principal executive offices are located at 701 Market Street, St. Louis, Missouri 63101-1826, telephone (314) 342-3400. Our Internet website address is www.peabodyenergy.com. Information on our website is not a part of, or incorporated by reference in, this prospectus.

RATIO OF EARNINGS TO FIXED CHARGES

The ratio of earnings to fixed charges presented below should be read together with the financial statements and the notes accompanying them and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Current Report on Form 8-K filed with the SEC on August 6, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 incorporated by reference into this prospectus. For purposes of the computation of the ratio of earnings to fixed charges, earnings consist of income from continuing operations before income taxes plus fixed charges. Fixed charges consist of interest expense on all indebtedness plus the interest component of lease rental expense. A ratio of combined fixed charges and preferred stock dividends to earnings will be included as necessary in the applicable prospectus supplement if we issue and sell preferred stock thereunder.

Six Months
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	June 30,
	2004	2005	2006	2007	2008	2009

Ratio of Earnings to Fixed Charges	2.60x	3.84x	3.99x	2.37x	5.56x	3.88x

USE OF PROCEEDS

Unless otherwise indicated in the prospectus supplement, we will use all or a portion of the net proceeds from the sale of our securities offered by this prospectus and the prospectus supplement for general corporate purposes. General corporate purposes may include repayment of debt, capital expenditures, possible acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose.

DIVIDEND POLICY

We currently declare and pay quarterly dividends of $0.06 per share of common stock. The declaration and payment of dividends and the amount of dividends will depend on our results of operations, financial condition, cash requirements, future prospects, any limitations imposed by our debt instruments and other factors deemed relevant by our board of directors; however, we presently expect that dividends will continue to be paid.

DESCRIPTION OF DEBT SECURITIES

The following description of the terms of the debt securities summarizes certain general terms that will apply to the debt securities offered by us. The description is not complete, and we refer you to the indentures, which are included as exhibits to the registration statement of which this prospectus is a part. In addition, the terms described below may be amended, supplemented or otherwise modified pursuant to one or more supplemental indentures. Any such amendments, supplements or modifications will be set forth in the applicable prospectus supplement. Capitalized items have the meanings assigned to them in the indentures. The referenced sections of the indentures and the definitions of capitalized terms are incorporated by reference in the following summary.

The debt securities that we may issue will be senior, senior subordinated or subordinated debt, may be guaranteed by substantially all of our domestic subsidiaries, and may be convertible into shares of our common stock.

The senior, senior subordinated or subordinated debt securities that we may issue will be issued under separate indentures among us, U.S. Bank National Association, as trustee and, if guaranteed, the subsidiary guarantors thereto. Senior debt securities will be issued under a “Senior Indenture,” senior subordinated debt securities and subordinated debt securities will be issued under a “Subordinated Indenture.” Collectively, we refer to the Senior Indenture and the Subordinated Indenture as the “Indentures.” For purposes of the summary set forth below, “obligor” refers to Peabody Energy Corporation. This summary of the Indentures is qualified by reference to the Indentures. You should refer to the Indentures in addition to reading this summary. The summary is not complete and is subject to the specific terms of the Indentures.

General

Under the Indentures, we will be able to issue from time to time, in one or more series, an unlimited amount of debt securities. Each time that we issue a new series of debt securities, the supplement to the prospectus relating to that new series will specify the terms of those debt securities, including:

•	designation, amount and denominations;

•	percentage of principal amount at which the debt securities will be issued;

•	maturity date;

•	interest rate and payment dates;

•	terms and conditions of exchanging or converting debt securities for other securities;

•	the currency or currencies in which the debt securities may be issued;

•	redemption terms;

•	whether the debt securities will be guaranteed by our subsidiaries;

•	whether the debt securities and/or any guarantees will be senior, senior subordinated or subordinated; and

•	any other specific terms of the debt securities, including any deleted, modified or additional events of default or remedies or additional covenants provided with respect to the debt securities, and any terms that may be required by or advisable under applicable laws or regulations.

Unless otherwise specified in any prospectus supplement, the debt securities will be issuable in registered form without coupons and in denominations of $1,000 and any integral multiple thereof. No service charge will be made for any transfer or exchange of any debt securities, but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate may be sold at a discount below their stated principal amount. Special U.S. federal income tax considerations applicable to discounted debt securities or to some debt securities issued at par that are treated as having been issued at a discount for U.S. federal income tax purposes will be described in the applicable prospectus supplement.

In determining whether the holders of the requisite aggregate principal amount of outstanding debt securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under the Indentures, the principal amount of any series of debt securities originally issued at a discount from their stated principal amount that will be deemed to be outstanding for such purposes will be the amount of the principal thereof that would be due and payable as of the date of the determination upon a declaration of acceleration of the maturity thereof.

Payments relating to the debt securities generally will be paid by us, at U.S. Bank National Association’s corporate trust office. However, we may elect to pay interest by mailing checks directly to the registered holders of the debt securities. You can transfer your debt securities at U.S. Bank National Association’s corporate trust office.

Ranking

Unless otherwise described in the prospectus supplement for any series, the debt securities that we issue will be unsecured and will rank on a parity with all of our other unsecured and unsubordinated indebtedness.

We conduct a material amount of our operations through our subsidiaries. Our right to participate as a shareholder in any distribution of assets of any of our subsidiaries (and thus the ability of holders of the debt securities that we issue to benefit as creditors of Peabody Energy Corporation from such distribution) is junior to creditors of that subsidiary. As a result, claims of holders of the debt securities that we issue will generally have a junior position to claims of creditors of our subsidiaries, except to the extent that we may be recognized as a creditor of those subsidiaries or those subsidiaries guarantee the debt securities.

Subordinated Debt Securities

Unless otherwise described in the prospectus supplement of any series, our obligation to make any payment on account of the principal of or premium, if any, and interest, if any, on the subordinated debt securities we issue will be subordinate and junior in right of payment to our obligations to the holders of our senior indebtedness to the extent described in the Subordinated Indenture.

In the case of our liquidation, dissolution or bankruptcy or similar proceeding, whether voluntary or involuntary, all of our obligations to holders of our senior indebtedness will be entitled to be paid in full before any payment can be made on account of the principal of, or premium, if any, or interest, if any, on the subordinated debt securities.

Unless otherwise described in the prospectus supplement of any series, we may not pay principal of, premium, if any, or interest on the subordinated securities (or pay any other obligations relating to the subordinated securities, including additional interest, fees, costs, expenses, indemnities and rescission or damage claims) or make any deposit pursuant to the Subordinated Indenture and may not purchase, redeem or otherwise retire any subordinated securities (except as otherwise described in the Subordinated Indenture) if either of the following occurs (a “Payment Default”):

•	any obligation on any of our Designated Senior Indebtedness (as defined in the Subordinated Indenture) is not paid in full in cash when due (after giving effect to any applicable grace period); or

•	any other default on our Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms;

unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Indebtedness has been paid in full in cash; provided, however, that we will be entitled to pay the subordinated securities without regard to the foregoing if we and the trustee receive written notice approving such payment from the representatives of all Designated Senior Indebtedness with respect to which the Payment Default has occurred and is continuing.

By reason of the above subordination in favor of the holders of our senior indebtedness, in the event of our bankruptcy or insolvency, holders of our senior indebtedness may receive more, ratably, and holders of the subordinated debt securities having a claim pursuant to the subordinated debt securities may receive less, ratably, than our other creditors.

Reopening of Issue

We may, from time to time, reopen an issue of debt securities without the consent of the holders of the debt securities and issue additional debt securities with the same terms (including maturity and interest payment terms) as debt securities issued on an earlier date. After such additional debt securities are issued they will be fungible with the previously issued debt securities to the extent specified in the applicable prospectus supplement.

Debt Guarantees

Our debt securities may be guaranteed by substantially all of our domestic subsidiaries, the “subsidiary guarantors.” If debt securities are guaranteed by subsidiary guarantors, that guarantee will be set forth in the applicable Indenture or a supplemental indenture.

Payments with respect to subsidiary guarantees of our senior subordinated debt securities and subordinated debt securities will be subordinated in right of payment to the prior payment in full of all senior indebtedness of each such subsidiary guarantor to the same extent and manner that payments with respect to our senior subordinated debt securities and subordinated debt securities are subordinated in right of payment to the prior payment in full of all of our senior indebtedness.

Merger and Consolidation

Unless otherwise described in the prospectus supplement of any series, we may, under the applicable Indenture, without the consent of the holders of debt securities, consolidate with, merge with or into or transfer all or substantially all of our assets to any other corporation organized under the laws of the United States or any of its political subdivisions provided that:

•	the surviving corporation assumes all of our obligations under the applicable Indenture;

•	at the time of such transaction, no event of default, and no event that, after notice or lapse of time, would become an event of default, shall have happened and be continuing; and

•	certain other conditions are met.

Modification

Generally, our rights and obligations and the holders’ rights may be modified with the consent of holders of a majority of the outstanding debt securities of each series affected by such modification. However, unless otherwise described in the prospectus supplement of any series, no modification or amendment may occur without the consent of the affected holder of a debt security if that modification or amendment would do any of the following:

•	change the stated maturity date of the principal of, or any installment of interest on, any of the holder’s debt securities;

•	reduce the principal amount of, or the interest (or premium, if any) on, the debt security (including, in the case of a discounted debt security, the amount payable upon acceleration of maturity or provable in bankruptcy);

•	change the currency of payment of the debt security;

•	impair the right to institute suit for the enforcement of any payment on the debt security or adversely affect the right of repayment, if any, at the option of the holder;

•	reduce the percentage of holders of debt securities necessary to modify or amend the applicable Indenture or to waive any past default;

•	release a guarantor from its obligations under its guarantee, other than in accordance with the terms thereof; or

•	modify our obligations to maintain an office or agency.

A modification that changes a covenant or provision expressly included solely for the benefit of holders of one or more particular series will not affect the rights of holders of debt securities of any other series.

Each Indenture provides that the obligor and U.S. Bank National Association, as trustee, may make modifications without the consent of the debt security holders in order to do the following:

•	evidence the assumption by a successor entity of the obligations of the obligor under the applicable Indenture;

•	convey security for the debt securities to U.S. Bank National Association;

•	add covenants, restrictions or conditions for the protection of the debt security holders;

•	provide for the issuance of debt securities in coupon or fully registered form;

•	establish the form or terms of debt securities of any series;

•	cure any ambiguity or correct any defect in an Indenture that does not adversely affect the interests of a holder;

•	evidence the appointment of a successor trustee or more than one trustee;

•	surrender any right or power conferred upon us;

•	comply with the requirements of the SEC in order to maintain the qualification of the applicable Indenture under the Trust Indenture Act of 1939, as amended;

•	add or modify any other provisions with respect to matters or questions arising under an Indenture that we and U.S. Bank National Association may deem necessary or desirable and that will not adversely affect the interests of holders of debt securities;

•	modify the existing covenants and events of default solely in respect of, or add new covenants or events of default that apply solely to, debt securities not yet issued and outstanding; or

•	to provide for guarantees of the debt securities and to specify the ranking of the obligations of the guarantors under their respective guarantees.

Events of Default

Under the Indentures, an event of default means, unless otherwise described in the prospectus supplement of any series, any one of the following:

•	failure to pay interest on a debt security for 30 days;

•	failure to pay principal and premium, if any, when due;

•	failure to pay or satisfy a sinking fund installment when due;

•	failure by Peabody Energy Corporation or by a guarantor of the debt securities to perform any other covenant in the applicable Indenture that continues for 60 days after receipt of notice;

•	certain events in bankruptcy, insolvency or reorganization; or

•	a guarantee being held in any judicial proceeding to be unenforceable or invalid.

An event of default relating to one series of debt securities does not necessarily constitute an event of default with respect to any other series issued under the applicable Indenture. If an event of default exists with respect to a series of debt securities, U.S. Bank National Association or the holders of at least 25% of the then-outstanding debt securities of that series may declare the principal of that series due and payable.

Any event of default with respect to a particular series of debt securities may be waived by the holders of a majority of the then-outstanding debt securities of that series, except for a failure to pay principal, premium or interest on the debt security.

U.S. Bank National Association may withhold notice to the holder of the debt securities of any default (except in payment of principal, premium, interest or sinking fund payment) if U.S. Bank National Association thinks that withholding such notice is in the interest of the holders.

Subject to the specific duties that arise under the applicable Indenture if an event of default exists, U.S. Bank National Association is not obligated to exercise any of its rights or powers under the applicable Indenture at the request of the holders of the debt securities unless they provide reasonable indemnity satisfactory to it. Generally, the holders of a majority of the then-outstanding debt securities can direct the proceeding for a remedy available to U.S. Bank National Association or for exercising any power conferred on U.S. Bank National Association as the trustee.

Trustee’s Relationship

U.S. Bank National Association or its affiliates may from time to time in the future provide banking and other services to us in the ordinary course of its business. The Indentures provide that we will indemnify U.S. Bank National Association against any and all loss, liability, claim, damage or expense incurred that arises from the trust created by the applicable Indenture unless the loss, liability, claim, damage or expense results from U.S. Bank National Association’s negligence or willful misconduct.

Global Securities

We may issue some of the debt securities as global securities that will be deposited with a depository identified in a prospectus supplement. Global securities may be issued in registered form and may be either temporary or permanent. A prospectus supplement will contain additional information about depository arrangements.

Registered global securities will be registered in the depository’s name or in the name of its nominee. When we issue a global security, the depository will credit that amount of debt securities to the investors that have accounts with the depository or its nominee. The underwriters or the debt security holder’s agent will designate the accounts to be credited, unless the debt securities are offered and sold directly by us, in which case, we will designate the appropriate account to be credited.

Investors who have accounts with a depository, and people who have an interest in those institutions, are the beneficial owners of global securities held by that particular depository.

We will not maintain records regarding ownership or the transfer of global securities held by a depository or to its nominee. If you are the beneficial owner of global securities held by a depository, you must get information directly from the depository.

As long as a depository is the registered owner of a global security, that depository will be considered the sole owner of the debt securities represented by that global security. Except as set forth below, beneficial owners of global securities held by a depository will not be entitled to:

•	register the represented debt securities in their names;

•	receive physical delivery of the debt securities; or

•	be considered the owners or holders of the global security under the applicable Indenture.

Payments on debt securities registered in the name of a depository or its nominee will be made to the depositary or its nominee.

When a depository receives a payment, it must immediately credit the accounts in amounts proportionate to the account holders’ interests in the global security. The beneficial owners of a global security should, and are expected to, establish standing instructions and customary practices with their investors that have an account with the depository, so that payments can be made with regard to securities beneficially held for them, much like securities held for the accounts of customers in bearer form or registered in “street name.”

A global security can only be transferred in whole by the depository to a nominee of such depository or to another nominee of a depository. If a depository is unwilling or unable to continue as a depository and we do not appoint a successor depository within ninety days, we will issue certificated debt securities in exchange for all of the global securities held by that depository. In addition, we may eliminate all global securities at any time and issue certificated debt securities in exchange for them. Further, we may allow a depository to surrender a global security in exchange for certificated debt securities on any terms that are acceptable to us and the depository. Finally, an interest in the global security is exchangeable for a certificated debt security if an event of default has occurred as described above under “Events of Default.”

If any of these events occur, we will execute, and U.S. Bank National Association will authenticate and deliver to the beneficial owners of the global security in question, a new registered security in an amount equal to and in exchange for that person’s beneficial interest in the exchanged global security. The depository will receive a new global security in an amount equal to the difference, if any, between the amount of the surrendered global security and the amount of debt securities delivered to the beneficial owners. Debt securities issued in exchange for global securities will be registered in the same names and in the same denominations as indicated by the depository’s records and in accordance with the instructions from its direct and indirect participants.

The laws of certain jurisdictions require some people who purchase securities to actually take physical possession of those securities. The limitations imposed by these laws may impair your ability to transfer your beneficial interests in a global security.

Conversion Rights

The terms and conditions, if any, upon which the debt securities are convertible into shares of our common stock will be set forth in the prospectus supplement relating thereto. These terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the option of the Holder or us, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of those debt securities.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of (1) 800 million shares of common stock, par value $0.01 per share, of which 267.5 million shares were outstanding on June 30, 2009, (2) 10 million shares of preferred stock, par value $0.01 per share (1.5 million of which are reserved for the Series A Junior Participating Preferred Stock and 750,000 of which are reserved for the 4.75% Convertible Junior Subordinated Debentures due 2066), of which no shares are issued or outstanding, (3) 40 million shares of series common stock, par value $0.01 per share, of which no shares are issued or outstanding, (4) 1.5 million shares of Series A Junior Participating Preferred Stock of which no shares are issued or outstanding, and (5) 750,000 shares of perpetual preferred stock of which no shares are issued or outstanding. As of June 30, 2009, there were 1,067 holders of record of our common stock. The following description of our capital stock and related matters is qualified in its entirety by reference to our certificate of incorporation and by-laws.

The following summary describes elements of our certificate of incorporation and by-laws.

Common Stock

Holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of our Series A Junior Participating Preferred Stock. The holders of common stock do not have cumulative voting rights in the election of directors. Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock, as described below. Upon liquidation, dissolution or winding up, any business combination or a sale or disposition of all or substantially all of the assets, the holders of common stock are entitled to receive ratably the assets available for distribution to the stockholders after payment of liabilities and accrued but unpaid dividends and liquidation preferences on any outstanding preferred stock or series common stock. The common stock has no preemptive or conversion rights and is not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to the common stock.

Series A Junior Participating Preferred Stock

Holders of shares of Series A Junior Participating Preferred Stock (“Series A Preferred Stock”) are entitled to receive quarterly dividend payments equal to the greater of $1.00 per share or 400 times the per share dividend declared on our common stock. Holders of Series A Preferred Stock are entitled to 400 votes per share on all matters to be voted upon by the stockholders and vote together, as one class, with the holders of common stock. Upon liquidation, dissolution or winding up, holders of our Series A Preferred Stock are entitled to a liquidation preference of $100 per share plus all accrued and unpaid dividends and distributions on the Series A Preferred Stock or 400 times the amount to be distributed per share on our common stock, whichever is greater. Liquidation distributions will be made ratably with all shares ranking on parity with the Series A Preferred Stock. In the event of any merger, consolidation, combination or other transaction in which shares of our common stock are exchanged for other securities, cash or property, each share of the Series A Preferred Stock will be exchanged for 400 times the amount received per share on our common stock. Each of these rights of our Series A Preferred Stock is protected by customary anti-dilution provisions. The Series A Preferred Stock is not redeemable and it will rank junior to any other series of our preferred stock with respect to the payment of dividends and the distribution of assets.

Perpetual Preferred Stock

Holders of perpetual preferred stock issued upon conversion of the 4.75% Convertible Junior Subordinated Debentures due 2066 (the “Debentures”) will be fully paid and non-assessable, and holders will have no preemptive or preferential right to purchase any of our other securities. The perpetual preferred stock has a liquidation preference of $1,000 per share, is not convertible and is redeemable at our option at any time at a cash redemption price per share equal to the liquidation preference plus any accumulated dividends. Holders are entitled to receive cumulative dividends at an annual rate of 3.0875% if and when declared by our Board of Directors. If we fail to pay dividends on the perpetual preferred stock for five years, or upon the occurrence of a mandatory trigger event, as defined in the certificate of designations governing the perpetual preferred stock, we generally must sell warrants or preferred stock with specified characteristics and use the funds from that sale to pay accumulated dividends after the payment in full of any deferred interest on the Debentures, subject to certain limitations. In the event of a mandatory trigger event, we may not declare dividends on the perpetual preferred stock other than those funded through the sale of warrants or preferred stock as described above. Any deferred interest on the Debentures at the time of notice of conversion will be reflected as accumulated dividends on the perpetual preferred stock at issuance. Additionally, holders of the perpetual preferred stock are entitled to elect two additional members to serve on our Board of Directors if (i) prior to any remarketing of the perpetual preferred stock, we fail to declare and pay dividends with respect to the perpetual preferred stock for 10 consecutive years or (ii) after any successful remarketing or any final failed remarketing of the perpetual preferred stock, we fail to declare and pay six dividends thereon, whether or not consecutive. The perpetual preferred stock may be remarketed at the holder’s election after December 15, 2046 or earlier, upon the first occurrence of a change of control if we do not redeem the perpetual preferred stock. There were no outstanding shares of perpetual preferred stock as of June 30, 2009.

Preferred Stock and Series Common Stock

Our certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock or series common stock. With respect to any series of preferred stock or series common stock, our board of directors is authorized to determine the terms and rights of that series, including:

•	the designation of the series;

•	the number of shares of the series, which our board may, except where otherwise provided in the preferred stock or series common stock designation, increase or decrease, but not below the number of shares then outstanding;

•	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•	the dates at which dividends, if any, will be payable;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of our company;

•	whether the shares of the series will be convertible into shares of any other class or series, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series; and

•	the voting rights, if any, of the holders of the series.

Unless required by law or by any stock exchange, the authorized shares of preferred stock and series common stock, as well as shares of common stock, are available for issuance without further action by our stockholders.

Although we have no intention at the present time of doing so, we could issue a series of preferred stock or series common stock that could, depending on the terms of the series, impede the completion of a merger, tender offer or other takeover attempt. We will make any determination to issue preferred stock or series common stock based on our judgment as to the best interests of the company and our stockholders. We, in so acting, could issue preferred stock or series common stock having terms that could discourage an acquisition attempt or other transaction that some, or a majority, of stockholders might believe to be in their best interests or in which they might receive a premium for their common stock over the market price of the common stock.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply so long as the common stock remains listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding voting power or then-outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

One of the effects of the existence of unissued and unreserved common stock, preferred stock or series common stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Anti-Takeover Effects of Provisions of Delaware Law and Our Charter and By-laws

Delaware Law

Our company is a Delaware corporation subject to Section 203 of the Delaware General Corporation Law. Section 203 provides that, subject to certain exceptions specified in the law, a Delaware corporation shall not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless:

•	prior to such time, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•	at or subsequent to that time, the business combination is approved by our board of directors and by the affirmative vote of holders of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who together with that person’s affiliates and associates owns, or within the previous three years did own, 15% or more of our voting stock.

Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period. The provisions of Section 203 may encourage companies interested in acquiring our company to negotiate in advance with our board of directors because the stockholder approval requirement would be avoided if our board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in our board of directors and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

Certificate of Incorporation; By-laws

Our certificate of incorporation and by-laws contain provisions that could make more difficult the acquisition of the company by means of a tender offer, a proxy contest or otherwise.

Removal of Directors.  Our certificate of incorporation and by-laws provide that directors may be removed only for cause and only upon the affirmative vote of holders of at least 75% of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class.

Stockholder Action.  Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and may not be taken by written consent in lieu of a meeting. Our certificate of incorporation and by-laws provide that special meetings of stockholders can be called only by our chief executive officer or pursuant to a resolution adopted by our board of directors. Stockholders are not permitted to call a special meeting or to require that the board of directors call a special meeting of stockholders.

Advance Notice Procedures.  Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or bring other business before an annual or special meeting of our stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of our board of directors, the chairman of the board, or by a stockholder who has given timely written notice to the secretary of our company prior to the meeting at which directors are to be elected, will be eligible for election as directors. This procedure also requires that, in order to raise matters at an annual or special meeting, those matters be raised before the meeting pursuant to the notice of meeting we deliver or by, or at the direction of, our chairman or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of our company of his intention to raise those matters at the annual meeting. If our chairman or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person will not be eligible for election as a director, or that business will not be conducted at the meeting.

Amendment.  Our certificate of incorporation provides that the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote, voting together as a single class, is required to amend provisions of our certificate of incorporation relating to the prohibition of stockholder action without a meeting, the number, election and term of our directors and the removal of directors. Our certificate of incorporation further provides that our by-laws may be amended by our board or by the affirmative vote of the holders of at least 75% of the outstanding shares entitled to vote, voting together as a single class.

Rights Agreement

On July 23, 2002, our board of directors adopted a preferred share purchase rights plan. In connection with the rights plan, our board of directors declared a dividend of one preferred share purchase right for each outstanding share of our common stock. The rights dividend was paid on August 12, 2002 to the stockholders of record on that date.

Purchase Price.  Each right entitles the registered holder to purchase from us one quarter of one one-hundredth of a share of our Series A Junior Participating Preferred Stock, or preferred shares, par value $0.01 per share, at a price of $27.50 per one quarter of one one-hundredth of a preferred share, subject to adjustment.

Flip-In.  In the event that any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right, other than rights beneficially owned by the acquiring person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of our common stock having a market value of two times the exercise price of the right.

Flip-Over.  If we are acquired in a merger or other business combination transaction, or 50% or more of our consolidated assets or earning power are sold after a person or group acquires beneficial ownership of 15% or more of our outstanding common stock, each holder of a right (other than rights beneficially owned by the acquiring person, which will be void) will thereafter have the right to receive that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the right.

Distribution Date.  The distribution date is the earlier of:

(1) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of our outstanding common stock; or

(2) 10 business days (or such later date as may be determined by action of our board of directors prior to such time as any person or group of affiliated persons acquires beneficial ownership of 15% or more of our outstanding common stock) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of our outstanding common stock.

Transfer and Detachment.  Until the distribution date, the rights will be evidenced either by book entry in our direct registration system or, with respect to any of our common stock certificates outstanding as of August 12, 2002, by such common stock certificate with a copy of the Summary of Rights attached thereto. Until the distribution date (or earlier redemption or expiration of the rights), the rights will be transferred with and only with the common stock, and transfer of those shares will also constitute transfer of the rights.

As soon as practicable following the distribution date, separate certificates evidencing the rights will be mailed to holders of record of our common stock as of the close of business on the distribution date and the separate certificates evidencing the rights alone will thereafter evidence the rights.

Exercisability.  The rights are not exercisable until the distribution date. The rights will expire at the earliest of (1) August 11, 2012, unless that date is extended, (2) the time at which we redeem the rights, as described below, or (3) the time at which we exchange the rights, as described below.

Adjustments.  The purchase price payable, and the number of preferred shares or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to the preferred shares. The number of outstanding rights and the number of one quarter of one one-hundredths of a preferred share issuable upon exercise of each right are also subject to adjustment if, prior to the distribution date, there is a stock split of our common stock or a stock dividend on our common stock payable in common stock or subdivisions, consolidations or combinations of our common stock. With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price. No fractional preferred shares will be issued (other than fractions which are integral multiples of one quarter of one one-hundredth of a preferred share, which may, at our election, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred shares on the last trading day prior to the date of exercise.

Preferred Shares.  Preferred shares purchasable upon exercise of the rights will not be redeemable. Each preferred share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 400 times the dividend declared per share of common stock. In the event of liquidation, the holders of the preferred shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 400 times the payment made per share of common stock. Each preferred share will have 400 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each preferred share will be entitled to receive 400 times the amount received per share of common stock. These rights are protected by customary anti-dilution provisions.

The value of the one quarter of one one-hundredth interest in a preferred share purchasable upon exercise of each right should, because of the nature of the preferred shares’ dividend, liquidation and voting rights, approximate the value of one share of our common stock.

Exchange.  At any time after any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, and prior to the acquisition by such person or group of beneficial ownership of 50% or more of our outstanding common stock, our board of directors may exchange the rights (other than rights owned by the acquiring person, which will have become void), in whole or in part, at an exchange ratio of one share of our common stock, or one quarter of one one-hundredth of a preferred share (subject to adjustment).

Redemption.  At any time prior to any person or group acquiring beneficial ownership of 15% or more of our outstanding common stock, our board of directors may redeem the rights in whole, but not in part, at a price of $0.001 per right. The redemption of the rights may be made effective at such time on such basis with such conditions as our board of directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

Amendments.  The terms of the rights may be amended by our board of directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than the greater of (1) the sum of .001% and the largest percentage of our outstanding common stock then known to us to be beneficially owned by any person or group of affiliated or associated persons and (2) 10%, except that from and after such time as any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of our outstanding common stock, no such amendment may adversely affect the interests of the holders of the rights.

Rights and Holders.  Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.

Anti-takeover Effects.  The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us on terms not approved by our board of directors, except pursuant to any offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by our board of directors since the rights may be redeemed by us at the redemption price prior to the time that a person or group has acquired beneficial ownership of 15% or more of our common stock.

Registrar and Transfer Agent

The registrar and transfer agent for the common stock is American Stock Transfer & Trust Company.

Listing

The common stock is listed on the New York Stock Exchange under the symbol “BTU.”

DESCRIPTION OF WARRANTS

The following description of the warrant agreements summarizes certain general terms that will apply to the warrants that we may offer. The description is not complete, and we refer you to the warrant agreements, which will be filed with the SEC promptly after the offering of any warrants and will be available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

We may issue warrants to purchase debt securities, common stock, preferred stock or other securities. We may issue warrants independently or as part of a unit with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

The prospectus supplement relating to any warrants we are offering will include specific terms relating to the offering, including a description of any other securities sold together with the warrants. These terms will include some or all of the following:

•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the price or prices at which the warrants will be issued;

•	the currency or currencies, including composite currencies, in which the prices of the warrants may be payable;

•	the designation, number and terms of the debt securities, common stock, preferred stock or other securities or rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies or indices, purchasable upon exercise of the warrants and procedures by which those numbers may be adjusted; the exercise price of the warrants and the currency or currencies, including composite currencies, in which such price is payable;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued as a unit;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the transferability, exchange, exercise or redemption of the warrants.

Warrants issued for securities other than our debt securities, common stock or preferred stock will not be exercisable until at least one year from the date of sale of the warrant.

DESCRIPTION OF UNITS

The following descriptions of the units and any applicable underlying security or pledge or depository arrangements summarize certain general terms that will apply to the applicable agreements. These descriptions do not restate those agreements in their entirety. We urge you to read the applicable agreements because they, and not the summaries, define your rights as holders of the units. We will make copies of the relevant agreements available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

PLAN OF DISTRIBUTION

We may sell the securities offered by this prospectus:

•	to or through underwriting syndicates represented by managing underwriters;

•	through one or more underwriters without a syndicate for them to offer and sell to the public;

•	through dealers or agents; or

•	to one or more purchasers directly.

The applicable prospectus supplement will describe that offering, including:

•	the name or names of any underwriters, dealers or agents involved in the sale of the offered securities;

•	the purchase price and the proceeds to us from that sale;

•	any underwriting discounts, commissions agents’ fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the offered securities may be listed.

If underwriters are used in the sale, the offered securities will be acquired by the underwriters for their own account. The underwriters may resell the offered securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The offered securities may be offered through an underwriting syndicate represented by many underwriters. The obligations of the underwriters to purchase the offered securities will be subject to certain conditions. The underwriters will be obligated to purchase all of the offered securities if any are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

The offered securities may be sold directly by us or through agents. Any agent will be named, and any commissions payable to that agent will be set forth in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, any agent will be acting on a best efforts basis.

We may authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase securities offered by this prospectus pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. These contracts will be subject only to those conditions set forth in the prospectus supplement. The prospectus supplement will set forth the commission payable for soliciting such contracts.

We may agree to indemnify underwriters, dealers or agents against certain civil liabilities, including liabilities under the Securities Act, and may also agree to contribute to payments which the underwriters, dealers or agents may be required to make.

LEGAL MATTERS

The validity of each of the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements for the year ended December 31, 2008 included in our Current Report on Form 8-K dated August 6, 2009, our financial statement schedule for the year ended December 31, 2008 listed in Item 15(a) of our 2008 Annual Report on Form 10-K, and the effectiveness of our internal control over financial reporting as of December 31, 2008, as set forth in their reports, which are incorporated by reference in this prospectus and elsewhere in the registration statement. Our financial statements and schedule are incorporated herein by reference in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the Securities and Exchange Commission, or SEC. You may access and read our SEC filings, through the SEC’s Internet site at www.sec.gov. This site contains reports and other information that we file electronically with the SEC. You may also read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public on our website at http://www.peabodyenergy.com. Information contained on our website is not part of this prospectus or any prospectus supplement. In addition, reports, proxy statements and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

We have filed with the SEC a registration statement under the Securities Act with respect to the securities offered by this prospectus. This prospectus, which constitutes part of the registration statement, does not contain all of the information presented in the registration statement and its exhibits and schedules. Our descriptions in this prospectus of the provisions of documents filed as exhibits to the registration statement or otherwise filed with the SEC are only summaries of the terms of those documents that we consider material. If you want a complete description of the content of the documents, you should obtain the documents yourself by following the procedures described above.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We have elected to “incorporate by reference” certain information into this prospectus, which means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus.

We incorporate by reference our:

•	Annual Report on Form 10-K (including the portions of our Proxy Statement on Schedule 14A for our 2009 Annual Meeting, filed with the SEC on March 26, 2009, that are incorporated by reference therein) for the year ended December 31, 2008, as filed on February 27, 2009;

•	Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009, as filed on May 8, 2009, and for the quarter ended June 30, 2009, as filed on August 7, 2009;

•	Current Reports on Form 8-K filed with the SEC on March 2, 2009, April 17, 2009, May 18, 2009, July 23, 2009 and August 6, 2009 and Current Report on Form 8-K/A filed with the SEC on April 17, 2009; and

•	Form 8-A filed with the SEC on May 1, 2001, including any amendments or supplements thereto.

We are also incorporating by reference all other reports that we file in the future with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the date of the completion of this offering; provided, however, that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any current report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement that is modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may request copies of the filings, at no cost, by telephone at (314) 342-3400 or by mail at: Peabody Energy Corporation, 701 Market Street, Suite 700, St. Louis, Missouri 63101, attention: Investor Relations.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table reflects an itemization of all fees and expenses, other than underwriting discounts and commissions, incurred or expected to be incurred by Peabody Energy Corporation in connection with the issuance and distribution of the securities being registered hereby. All but the Securities and Exchange Commission registration fee are estimates and remain subject to future contingencies.

Securities and Exchange Commission registration fee	$(1)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Trustees’ fees and expenses	(2)
Printing and engraving fees	(2)
Blue Sky fees and expenses	(2)
Miscellaneous expenses	(2)
Total	$(2)

(1)	Pursuant to Rules 456(b) and 457(r), the Registrants elect to defer payment of all of the registration fees, except for $178,422.50, which is the remainder of (i) an initial registration fee of $353,100 paid to the SEC with respect to $3,000,000,000 aggregate initial offering price of securities of the Registrants previously registered yet unissued under the Registration Statement on Form S-3 (No. 333-124749) of the Registrants filed on May 9, 2005, minus (ii) a subsequent registration fee of $174,677.50 due to the SEC and offset against the $353,100, with respect to $900,000,000 aggregate initial offering price of securities of the Registrants issued on October 12, 2006 and $732,500,000 aggregate initial offering price of securities of the Registrants issued on December 20, 2006, each under the Registration Statement on Form S-3 (No. 333-136108) of the Registrants filed on July 28, 2006. Pursuant to Rule 457(p), such remaining unutilized filing fee of $178,422.50 paid with respect to Registration Statement No. 333-124749 will be used to offset the registration fee payable in the future with respect to the first $3,197,535,842 aggregate initial offering price of securities (calculated utilizing the fee rate applicable on the date hereof of $55.80 per million dollars) offered with respect to this Registration Statement. Any additional registration fees will be paid subsequently in advance or on a pay-as-you-go basis.

(2)	An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.

Item 15.	Indemnification of Directors and Officers.

Delaware

Delaware Corporation Registrants

Peabody Energy Corporation, Arid Operations Inc., Big Sky Coal Company, BTU Western Resources, Inc., Caballo Coal Company, Colorado Yampa Coal Company, Cottonwood Land Company, Cyprus Creek Land Company, Gallo Finance Company, Hayden Gulch Terminal, Inc., Highwall Mining Services Company, Juniper Coal Company, Kayenta Mobile Home Park, Inc., Midwest Coal Acquisition Corp., Peabody America, Inc., Peabody Energy Generation Holding Company, Peabody Energy Investments, Inc., Peabody Energy Solutions, Inc., Peabody International Investments, Inc., Peabody International Services, Inc., Peabody Investments Corp., Peabody Natural Resources Company, Peabody Southwestern Coal Company, Peabody Terminal Holding Company, Inc., Peabody Venezuela Coal Corp., Peabody Western Coal Company, Pond River Land Company, Riverview Terminal Company, Shoshone Coal Corporation, Twentymile Coal Company and West Roundup Resources, Inc. (the “Delaware Corporation Registrants”) are incorporated in the State of Delaware. Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

Article Sixth of our third amended and restated certificate of incorporation (as amended) and Article IV of our amended and restated by-laws requires indemnification to the fullest extent permitted by Delaware law. Our third amended and restated certificate of incorporation (as amended) requires indemnification and the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding. Similar provisions are contained in the certificate of incorporation and/or bylaws of the other Delaware Corporation Registrants.

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director’s duty of loyalty to the company or its stockholders. Article Sixth of our third amended and restated certificate of incorporation (as amended) includes such a provision.

In connection with our existing indemnification procedures and policies and the rights provided for by our third amended and restated certificate of incorporation (as amended) and amended and restated by-laws, we have executed indemnification agreements with our directors and certain senior executive officers.

Pursuant to those agreements, to the fullest extent permitted by the laws of the State of Delaware, we have agreed to indemnify those persons against any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnified person is or was or has agreed to serve at our request as a director, officer, employee or agent, or while serving as our director or officer, is or was serving or has agreed to serve at our request as a director, officer, employee or agent (which, for purposes of the indemnification agreements, includes a trustee, partner, manager or a position of similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The indemnification provided by these agreements is from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnified person or on his or her behalf in connection with the action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnified person’s conduct was unlawful.

We have obtained officers’ and directors’ liability insurance which insures against liabilities that our officers and directors, in such capacities, may incur.

Delaware LLC Registrants

American Land Development, LLC, American Land Holdings of Colorado, LLC, American Land Holdings of Illinois, LLC, American Land Holdings of Indiana, LLC, American Land Holdings of Kentucky, LLC, American Land Holdings of West Virginia, LLC, Bear Run Coal Company, LLC, BTU Empire Company, LLC, Caseyville Dock Company, LLC, Central States Coal Reserves of Illinois, LLC, Central States

Coal Reserves of Indiana, LLC, Coal Reserves Holding Limited Liability Company No 1. COALSALES, LLC, COALSALES II, LLC, COALTRADE, LLC, Conservancy Resources, LLC, Coulterville Coal Company, LLC, Cyprus Creek Land Resources, LLC, Dyson Creek Coal Company, LLC, Dyson Creek Mining Company, LLC, El Segundo Coal Company, LLC, Elkland Holdings, LLC, Gold Fields Chile, LLC, Gold Fields Mining, LLC , Gold Fields Ortiz, LLC, Hillside Recreational Lands, LLC, HMC Mining, LLC, Independence Material Handling, LLC, James River Coal Terminal, LLC, Kentucky Syngas, LLC, Lively Grove Energy Partners, LLC, Marigold Electricity, LLC, Marigold Energy, LLC, Midwest Coal Reserves of Illinois, LLC, Midwest Coal Reserves of Indiana, LLC, Midwest Coal Reserves of Kentucky, LLC, Mustang Energy Company, L.L.C., New Mexico Coal Resources, LLC, Peabody Archveyor, L.L.C., Peabody Bear Run Services, LLC, Peabody Cardinal Gasification, LLC, Peabody COALTRADE International (CTI), LLC, Peabody Colorado Operations, LLC, Peabody Colorado Services, LLC, Peabody Development Company, LLC, Peabody Electricity, LLC, Peabody Gateway Services, LLC, Peabody Holding Company, LLC, Peabody Illinois Services, LLC, Peabody Indiana Services, LLC, Peabody Midwest Management Services, LLC, Peabody Midwest Operations, LLC, Peabody Midwest Services, LLC, Peabody Natural Gas, LLC, Peabody New Mexico Services, LLC, Peabody Operations Holding, LLC, Peabody Powder River Management Services, LLC, Peabody Powder River Operations, LLC, Peabody Powder River Services, LLC, Peabody PowerTree Investments, LLC, Peabody Recreational Lands, L.L.C., Peabody Rocky Mountain Management Services, LLC, Peabody Rocky Mountain Services, LLC, Peabody Services Holding, LLC, Peabody Southwest, LLC, Peabody Terminals, LLC, Peabody Venture Fund, LLC, Peabody-Waterside Development, L.L.C., Peabody Wild Boar Services, LLC, Peabody Wyoming Services, LLC, PEC Equipment Company, LLC, Point Pleasant Dock Company, LLC, Porcupine Production, LLC, Porcupine Transportation, LLC, Powder River Coal, LLC, Randolph Land Holding Company, LLC, Sage Creek Coal Company, LLC, Sage Creek Holdings, LLC, School Creek Coal Company, LLC, School Creek Coal Resources, LLC, Seneca Coal Company, LLC, Star Lake Energy Company, L.L.C., Thoroughbred Generating Company, LLC, Thoroughbred Mining Company, L.L.C., Vigo Employment Resources, LLC, Wild Boar Coal Company, LLC, Williams Fork Coal Company, LLC and Wyoming Natural Gas, LLC (the “Delaware LLC Registrants”) are organized in the State of Delaware. Delaware limited liability companies are permitted by Section 18-108 of the Delaware Limited Liability Company Act, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his being or having been a director, officer, employee or agent of the respective limited liability company. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any agreement, vote of members or disinterested directors or otherwise.

The Operating Agreements of the Delaware LLC Registrants generally provide that the company shall indemnify the member, each director, manager, officer, employee, shareholder, controlling person, agent and representative of the LCC or the member with respect to claims arising out of or incidental to the business or activities related to the LLC, if such indemnitee determined in good faith that such conduct was in the best interest of the LLC and such indemnitee’s conduct did not constitute fraud, gross negligence or willful misconduct and was within the scope of the indemnitee’s authority.

Each Delaware limited liability company may purchase and maintain insurance on behalf of any director or officer of such limited liability company against any liability asserted against such person, whether or not such limited liability company would have the power to indemnify such person against such liability under the respective provisions of the limited liability company agreement or otherwise.

Indiana

Indiana LLC Registrants

Arclar Company, LLC, Black Beauty Coal Company, LLC, Falcon Coal Company, LLC and Sugar Camp Properties, LLC (the “Indiana LLC Registrants”) are organized in the State of Indiana. Section 23-18-2-2 of the Indiana Business Flexibility Act (“Indiana LLC Law”) provides that, unless the limited liability company’s articles of organization provide otherwise, every limited liability company has the power to indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of an action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement. Section 23-18-4-4 of the Indiana LLC Law provides that a written operating agreement may provide for indemnification of a member or manager for monetary damages for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The Operating Agreement of Arclar Company, LLC provides that the company shall indemnify each officer with respect to liabilities to which such person is, or is threatened to be made, a party because such person is or was serving at the request of the company as an officer of the company, or is or was serving at the request of the company as a director, officer, partner, member, employee or agent of another entity, provided that the officer acted in good faith and in a manner reasonably believed by the officer to be in the best interests of the company or, in the case of a criminal proceeding, the officer had no reasonable cause to believe that the conduct was unlawful.

The Operating Agreements of the other Indiana LLC Registrants provide that the company shall indemnify the member, each director, manager, officer, employee, shareholder, controlling person, agent and representative of the LCC or the member with respect to claims arising out of or incidental to the business or activities related to the LLC, if such indemnitee determined in good faith that such conduct was in the best interest of the LLC and such indemnitee’s conduct did not constitute fraud, gross negligence or willful misconduct and was within the scope of the indemnitee’s authority.

Illinois

Illinois Corporation Registrants

Big Ridge, Inc., Century Mineral Resources, Inc. and Midco Supply and Equipment Company (the “Illinois Corporation Registrants”) are incorporated in the State of Illinois. The bylaws of Big Ridge, Inc. and Century Mineral Resources, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Illinois Business Corporation Act (“IBCA”), as amended, as it currently exists or may hereafter be amended.

Section 8.75 of the IBCA provides that a corporation may indemnify any person who, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than one brought on behalf of the corporation, against reasonable expenses (including attorneys’ fees), judgments, fines and settlement payments incurred in connection with the action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of such corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions on behalf of the corporation, indemnification may extend only to reasonable expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action or suit and only if such person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of the corporation, provided that no such indemnification is permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation except to the extent that the adjudicating court otherwise provides. To the extent that a present or former director, officer or employee of the corporation has been successful in defending any such action, suit or proceeding (even one on behalf of the corporation) or in defense of any claim, issue or matter therein, such person is entitled to indemnification for reasonable expenses (including attorneys’ fees) incurred by such person in connection therewith if the person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of the corporation. The indemnification provided for by the IBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and a corporation may maintain insurance on behalf of any person who is or was a director, officer, employee or agent against liabilities for which indemnification is not expressly provided by the IBCA.

Illinois LLC Registrants

Black Hills Mining Company LLC and Illinois Land Holdings, LLC (the “Illinois LLC Registrants”) are organized in the State of Illinois.

The Operating Agreement of Black Hills Mining Company, LLC provides that the company shall indemnify each director, officer and member with respect to claims arising by reason of any acts, omissions, or alleged acts or omissions arising out of the indemnified party’s activities on behalf of the company or in furtherance of the interests of the company, if such acts, omissions, or alleged acts or omissions were for a purpose reasonably believed to be in the best interests of the company and were not performed or omitted fraudulently or in bad faith or as a result of gross negligence by such indemnified party, and were not in violation of the indemnified party’s fiduciary obligations to the company.

The Operating Agreement of Illinois Land Holdings, LLC provides that the company shall indemnify the member, each director, manager, officer, employee, shareholder, controlling person, agent and representative of the LCC or the member with respect to claims arising out of or incidental to the business or activities related to the LLC, if such indemnitee determined in good faith that such conduct was in the best interests of the LLC and such indemnitee’s conduct did not constitute fraud, gross negligence or willful misconduct and was within the scope of the indemnitee’s authority.

Item 16.

(a) Exhibits

Exhibit
No.		Description of Exhibit

1	.1**	Form of Underwriting Agreement (Debt)
1	.2**	Form of Underwriting Agreement (Equity)
1	.3**	Form of Underwriting Agreement (Preferred Stock)
1	.4**	Form of Underwriting Agreement (Units)
1	.5**	Form of Underwriting Agreement (Warrants)
4.1		Rights Agreement, dated as of July 24, 2002, between the Company and EquiServe Trust Company, N.A., as Rights Agent (which includes the form of Certificate of Designations of Series A Junior Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)
4.2		Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 24, 2002 (incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)
4.3		Certificate of Adjustment delivered by the Registrant to Equiserve Trust Company, NA., as Rights Agent, on March 29, 2005 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on March 29, 2005)
4.4		Certificate of Adjustment delivered by the Registrant to American Stock Transfer & Trust Company, as Rights Agent, on February 22, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on February 22, 2006)
4.5		Specimen of stock certificate representing the Registrant’s common stock, $.01 par value (incorporated by reference to Exhibit 4.13 of the Registrant’s Form S-1/A Registration Statement No. 333-55412, filed on May 1, 2002)
4.6		6 7/8% Senior Notes Due 2013 Indenture dated as of March 21, 2003 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.27 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)

Exhibit
No.	Description of Exhibit

4.7	6 7/8% Senior Notes Due 2013 First Supplemental Indenture dated as of May 7, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of the Registrant’s Form S-4 Registration Statement No. 333-106208, filed on June 17, 2003)
4.8	6 7/8% Senior Notes Due 2013 Second Supplemental Indenture dated as of September 30, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.198 of the Registrant’s Form S-3 Registration Statement No. 333-109906, filed on October 22, 2003)
4.9	6 7/8% Senior Notes Due 2013 Third Supplemental Indenture, dated as of February 24, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.211 of the Registrant’s Form S-3/A Registration Statement No. 333-109906, filed on March 4, 2004)
4.10	6 7/8% Senior Notes Due 2013 Fourth Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.57 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)
4.11	6 7/8% Senior Notes Due 2013 Fifth Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)
4.12	6 7/8% Senior Notes Due 2013 Sixth Supplemental Indenture dated as of January 20, 2005, among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)
4.13	6 7/8% Senior Notes Due 2013 Seventh Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (as defined therein) (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)
4.14	6 7/8% Senior Notes Due 2013 Eighth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)
4.15	6 7/8% Senior Notes Due 2013 Ninth Supplemental Indenture, dated as of June 13, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.16	6 7/8% Senior Notes Due 2013 Tenth Supplemental Indenture, dated as of June 30, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.17	6 7/8% Senior Notes Due 2013 Eleventh Supplemental Indenture, dated as of September 29, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)
4.18	6 7/8% Senior Notes Due 2013 Twelfth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.18 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)

Exhibit
No.	Description of Exhibit

4.19	6 7/8% Senior Notes Due 2013 Thirteenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.19 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.20	6 7/8% Senior Notes Due 2013 Fourteenth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.21	6 7/8% Senior Notes Due 2013 Fifteenth Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.22	6 7/8% Senior Notes Due 2013 Eighteenth Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.23	5 7/8% Senior Notes Due 2016 Indenture dated as of March 19, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2004, filed on May 10, 2004)
4.24	5 7/8% Senior Notes Due 2016 First Supplemental Indenture dated as of March 23, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated March 23, 2004)
4.25	5 7/8% Senior Notes Due 2016 Second Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.58 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)
4.26	5 7/8% Senior Notes Due 2016 Third Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)
4.27	5 7/8% Senior Notes Due 2016 Fourth Supplemental Indenture, dated as of January 20, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)
4.28	5 7/8% Senior Notes Due 2016 Fifth Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)
4.29	5 7/8% Senior Notes Due 2016 Sixth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)
4.30	5 7/8% Senior Notes Due 2016 Seventh Supplemental Indenture, dated as of June 13, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.31	5 7/8% Senior Notes Due 2016 Eighth Supplemental Indenture, dated as of June 30, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)

Exhibit
No.	Description of Exhibit

4.32	5 7/8% Senior Notes Due 2016 Ninth Supplemental Indenture, dated as of September 29, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)
4.33	5 7/8% Senior Notes Due 2016 Twelfth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.30 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.34	5 7/8% Senior Notes Due 2016 Fifteenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.31 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.35	5 7/8% Senior Notes Due 2016 Eighteenth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.36	5 7/8% Senior Notes Due 2016 Twenty-First Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.35 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.37	5 7/8% Senior Notes Due 2016 Thirtieth Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.38	7 3/8% Senior Notes due 2016 Tenth Supplemental Indenture, dated as of October 12, 2006 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed October 13, 2006)
4.39	7 3/8% Senior Notes due 2016 Thirteenth Supplemental Indenture, dated as of November 10, 2006 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.33 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.40	7 3/8% Senior Notes due 2016 Sixteenth Supplemental Indenture, dated as of January 31, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.34 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.41	7 3/8% Senior Notes due 2016 Nineteenth Supplemental Indenture, dated as of June 14, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.42	7 3/8% Senior Notes due 2016 Twenty-Second Supplemental Indenture, dated as of November 14, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.40 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.43	7 3/8% Senior Notes due 2016 Thirty-First Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.44	7 7/8% Senior Notes due 2026 Eleventh Supplemental Indenture, dated as of October 12, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed October 13, 2006)

Exhibit
No.		Description of Exhibit

4.45		7 7/8% Senior Notes due 2026 Fourteenth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.36 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.46		7 7/8% Senior Notes due 2026 Seventeenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.37 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.47		7 7/8% Senior Notes due 2026 Twentieth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.48		7 7/8% Senior Notes due 2026 Twenty-Third Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.45 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.49		7 7/8% Senior Notes due 2026 Thirty-Second Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.50		Subordinated Indenture, dated as of December 20, 2006, between the Registrant and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.51		4.75% Convertible Junior Subordinated Debentures Due 2066 First Supplemental Indenture, dated as December 20, 2006, among the Registrant and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.52		Notice of Adjustment of Conversion Rate of 4.75% Convertible Junior Subordinated Debentures Due 2066, dated February 8, 2009 (Incorporated by reference to Exhibit 4.5 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.53		Capital Replacement Covenant dated December 19, 2006 (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.54		Notice of Adjustment of Conversion Rate of 4.75% Convertible Junior Subordinated Debentures Due 2066, dated November 26, 2007 (Incorporated by reference to Exhibit 4.49 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.55		Senior Indenture (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004)
4.56		Form of Senior Security (Incorporated by reference to Exhibit 4.24 of the Registrant’s Registration Statement on Form S-3 filed on July 28, 2006)
4.57		Form of Subordinated Security (included in Exhibit 4.50)
4	.58**	Form of Warrant Agreement
4	.59**	Form of preferred stock share certificate
5	*	Opinion of Simpson Thacher & Bartlett LLP
12	*	Computation in support of ratio of earnings to fixed charges
23	.1*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)
23	.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
24	*	Power of Attorney (included on signature pages)

Exhibit
No.		Description of Exhibit

25	.1*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the senior debt securities
25	.2*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the subordinated debt securities

*	Filed herewith

**	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of August 7, 2009.

PEABODY ENERGY CORPORATION

By:	/s/ GREGORY H. BOYCE
Gregory H. Boyce
Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ MICHAEL C. CREWS Michael C. Crews	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ WILLIAM A. COLEY William A. Coley	Director

/s/ WILLIAM E. JAMES William E. James	Director

/s/ ROBERT B. KARN III Robert B. Karn III	Director

/s/ M. FRANCES KEETH M. Frances Keeth	Director

Signature	Title

/s/ HENRY E. LENTZ Henry E. Lentz	Director

/s/ ROBERT A. MALONE Robert A. Malone	Director

/s/ WILLIAM C. RUSNACK William C. Rusnack	Director

/s/ JOHN F. TURNER John F. Turner	Director

/s/ SANDRA VAN TREASE Sandra Van Trease	Director

/s/ ALAN H. WASHKOWITZ Alan H. Washkowitz	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND DEVELOPMENT, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND HOLDINGS OF COLORADO, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND HOLDINGS OF INDIANA, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

AMERICAN LAND HOLDINGS OF WEST VIRGINIA, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

ARCLAR COMPANY, LLC

By:	BLACK BEAUTY COAL COMPANY, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK CAVINDER Mark Cavinder	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

ARID OPERATIONS INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BEAR RUN COAL COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BIG RIDGE, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BIG SKY COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ MARK R. YINGLING Mark R. Yingling	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BLACK BEAUTY COAL COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BLACK HILLS MINING COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BTU EMPIRE COMPANY, LLC

By:	PEABODY COLORADO OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

BTU WESTERN RESOURCES, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CABALLO COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CASEYVILLE DOCK COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC

By:	PEABODY DEVELOPMENT COMPANY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CENTRAL STATES COAL RESERVES OF INDIANA, LLC

By:	PEABODY DEVELOPMENT COMPANY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of August 7, 2009.

CENTURY MINERAL RESOURCES, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ TERRY L. BETHEL Terry L. Bethel	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COAL RESERVES HOLDING LIMITED LIABILITY COMPANY NO. 1

By:	COTTONWOOD LAND COMPANY, its Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

By:	CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC., its Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COALSALES, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COALSALES II, LLC

By:	COALSALES, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COALTRADE, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER Stephen L. Miller	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COLORADO YAMPA COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CONSERVANCY RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COTTONWOOD LAND COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

COULTERVILLE COAL COMPANY, LLC

BY:	MIDWEST COAL ACQUISITION CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CYPRUS CREEK LAND COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ JAMES C. SEVEM James C. Sevem	Director

/s/ TERRY L. BETHEL Terry L. Bethel	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

CYPRUS CREEK LAND RESOURCES, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

DYSON CREEK COAL COMPANY, LLC

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

DYSON CREEK MINING COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

EL SEGUNDO COAL COMPANY, LLC

By:	NEW MEXICO COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

ELKLAND HOLDINGS, LLC

By:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ TERRY L. BETHEL Terry L. Bethel	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

FALCON COAL COMPANY, LLC

By:	BLACK BEAUTY COAL COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

GALLO FINANCE COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

GOLD FIELDS CHILE, LLC

BY:	GOLD FIELDS MINING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

GOLD FIELDS MINING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

GOLD FIELDS ORTIZ, LLC

By:	GOLD FIELDS MINING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

HAYDEN GULCH TERMINAL, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

HIGHWALL MINING SERVICES COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

HILLSIDE RECREATIONAL LANDS, LLC

By:	AMERICAN LAND HOLDINGS OF
ILLINOIS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

HMC MINING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

ILLINOIS LAND HOLDINGS, LLC

By:	AMERICAN LAND HOLDINGS
OF ILLINOIS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

INDEPENDENCE MATERIAL HANDLING, LLC

BY:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

JAMES RIVER COAL TERMINAL, LLC

BY:	PEABODY TERMINALS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

JUNIPER COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ TERRY L. BETHEL Terry L. Bethel	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

KAYENTA MOBILE HOME PARK, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

KENTUCKY SYNGAS, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

LIVELY GROVE ENERGY PARTNERS, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MARIGOLD ELECTRICITY, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MARIGOLD ENERGY, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MIDCO SUPPLY AND EQUIPMENT COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHRISTOPHER J. HAGEDORN Christopher J. Hagedorn	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MIDWEST COAL ACQUISITION CORP.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MIDWEST COAL RESERVES OF ILLINOIS, LLC

BY:	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MIDWEST COAL RESERVES OF INDIANA, LLC

By:	AMERICAN LAND HOLDINGS OF INDIANA, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MIDWEST COAL RESERVES OF KENTUCKY, LLC

By:	AMERICAN LAND HOLDINGS OF KENTUCKY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

MUSTANG ENERGY COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

NEW MEXICO COAL RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY AMERICA, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ARCHVEYOR, L.L.C.

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY BEAR RUN SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY CARDINAL GASIFICATION, LLC

By:	PEABODY ELECTRICITY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY COALTRADE INTERNATIONAL (CTI), LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ PAUL T. DEMZIK Paul T. Demzik	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY COLORADO OPERATIONS, LLC

By:	PEABODY OPERATIONS HOLDING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY COLORADO SERVICES, LLC

By:	PEABODY SERVICES HOLDING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY DEVELOPMENT COMPANY, LLC

By:	PEABODY HOLDING COMPANY, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ELECTRICITY, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ENERGY GENERATION HOLDING COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES F. MEINTJES Charles F. Meintjes	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ENERGY INVESTMENTS, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ DIANNA K. TICKNER Dianna K. Tickner	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ CHARLES F. MEINTJES Charles F. Meintjes	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ENERGY SOLUTIONS, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN L. GALLI Bryan L. Galli	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY GATEWAY SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY HOLDING COMPANY, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ILLINOIS SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY INDIANA SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY INTERNATIONAL INVESTMENTS, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ PAUL T. DEMZIK Paul T. Demzik	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of August 7, 2009.

PEABODY INTERNATIONAL SERVICES, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JULIE A. NADOLNY Julie A. Nadolny	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ SHARON D. FIEHLER Sharon D. Fiehler	Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY INVESTMENTS CORP.

By:	/s/ GREGORY H. BOYCE
Gregory H. Boyce
Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GREGORY H. BOYCE Gregory H. Boyce	Chairman and Chief Executive Officer

/s/ MICHAEL C. CREWS Michael C. Crews	Executive Vice President and Chief Financial Officer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ ERIC FORD Eric Ford	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY MIDWEST MANAGEMENT SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY MIDWEST OPERATIONS, LLC

By:	PEABODY OPERATIONS HOLDING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES A. BURGGRAF Charles A. Burggraf	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY MIDWEST SERVICES, LLC

By:	PEABODY SERVICES HOLDING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY NATURAL GAS, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY NATURAL RESOURCES COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY NEW MEXICO SERVICES, LLC

By:	NEW MEXICO COAL RESOURCES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY OPERATIONS HOLDING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ ERIC FORD Eric Ford	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY POWDER RIVER MANAGEMENT SERVICES, LLC

By:	PEABODY WYOMING SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY POWDER RIVER OPERATIONS, LLC

By:	PEABODY OPERATIONS HOLDING, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY POWDER RIVER SERVICES, LLC

By:	PEABODY WYOMING SERVICES, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY POWERTREE INVESTMENTS, LLC

By:	PEABODY VENTURE FUND, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ FREDRICK D. PALMER Fredrick D. Palmer	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY RECREATIONAL LANDS, L.L.C.

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ TERRY L. BETHEL Terry L. Bethel	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC

By:	PEABODY COLORADO OPERATIONS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY ROCKY MOUNTAIN SERVICES, LLC

By:	PEABODY COLORADO OPERATIONS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY SERVICES HOLDING, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ SHARON D. FIEHLER Sharon D. Fiehler	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY SOUTHWEST, LLC

By:	PEABODY NATURAL GAS, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY SOUTHWESTERN COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of August 7, 2009.

PEABODY TERMINAL HOLDING COMPANY, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY TERMINALS, LLC

By:	PEABODY TERMINAL HOLDING
COMPANY, INC.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ BRYAN A. GALLI Bryan A. Galli	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY VENEZUELA COAL CORP.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY VENTURE FUND, LLC

By:	PEABODY INVESTMENTS CORP.,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ FREDRICK D. PALMER Fredrick D. Palmer	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY-WATERSIDE DEVELOPMENT, L.L.C.

By:	AMERICAN LAND DEVELOPMENT, LLC,
its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ TERRY L. BETHEL Terry L. Bethel	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY WESTERN COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ GUY B. BROWN Guy B. Brown	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY WILD BOAR SERVICES, LLC

By:	PEABODY MIDWEST SERVICES, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEABODY WYOMING SERVICES, LLC

By:	PEABODY SERVICES HOLDING, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PEC EQUIPMENT COMPANY, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

POINT PLEASANT DOCK COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

POND RIVER LAND COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ JAMES C. SEVEM James C. Sevem	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PORCUPINE PRODUCTION, LLC

By:	PEABODY INVESTMENTS, CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

PORCUPINE TRANSPORTATION, LLC

By:	PEABODY INVESTMENTS, CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

POWDER RIVER COAL, LLC

By:	PEABODY HOLDING COMPANY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

RANDOLPH LAND HOLDING COMPANY, LLC

By:	PEABODY ELECTRICITY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of August 7, 2009.

RIVERVIEW TERMINAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ STEPHEN L. MILLER Stephen L. Miller	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SAGE CREEK COAL COMPANY, LLC

By:	PEABODY COLORADO OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SAGE CREEK HOLDINGS, LLC

By:	AMERICAN LAND HOLDINGS OF COLORADO, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ RICHARD A. NAVARRE Richard A. Navarre	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SCHOOL CREEK COAL COMPANY, LLC

By:	PEABODY POWDER RIVER OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SCHOOL CREEK COAL RESOURCES, LLC

By:	PEABODY POWDER RIVER OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SENECA COAL COMPANY, LLC

By:	PEABODY COLORADO OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SHOSHONE COAL CORPORATION

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President and Director

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

STAR LAKE ENERGY COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ CHARLES MEINTJES Charles Meintjes	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

SUGAR CAMP PROPERTIES, LLC

By:	BLACK BEAUTY COAL COMPANY, LLC the Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ MARK CAVINDER Mark Cavinder	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

THOROUGHBRED GENERATING COMPANY, LLC

By:	PEABODY ELECTRICITY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ DIANNA K. TICKNER Dianna K. Tickner	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

THOROUGHBRED MINING COMPANY, L.L.C.

By:	PEABODY ELECTRICITY, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ DIANNA K. TICKNER Dianna K. Tickner	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

TWENTYMILE COAL COMPANY

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ KEMAL WILLIAMSON Kemal Williamson	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

VIGO EMPLOYMENT RESOURCES, LLC

By:	PEABODY INVESTMENTS CORP., its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ MICHAEL C. CREWS Michael C. Crews	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

WEST ROUNDUP RESOURCES, INC.

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President, Treasurer and Director

/s/ RICHARD A. NAVARRE Richard A. Navarre	Director

/s/ JOHN F. QUINN, JR. John F. Quinn, Jr.	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

WILD BOAR COAL COMPANY, LLC

By:	PEABODY MIDWEST OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ KEMAL WILLIAMSON Kemal Williamson	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

WILLIAMS FORK COAL COMPANY, LLC

By:	PEABODY COLORADO OPERATIONS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ WALTER J. SCHELLER III Walter J. Scheller III	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on August 7, 2009.

WYOMING NATURAL GAS, LLC

By:	PEABODY NATURAL GAS, LLC, its Sole Member

By:	/s/ WALTER L. HAWKINS, JR.
Walter L. Hawkins, Jr.
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints Gregory H. Boyce, Richard A. Navarre, Michael C. Crews, Alexander C. Schoch and Kenneth L. Wagner, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 7th day of August, 2009 by the following persons in the capacities indicated:

Signature	Title

/s/ JEANE L. HULL Jeane L. Hull	President

/s/ WALTER L. HAWKINS, JR. Walter L. Hawkins, Jr.	Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit
No.		Description of Exhibit

1	.1**	Form of Underwriting Agreement (Debt)
1	.2**	Form of Underwriting Agreement (Equity)
1	.3**	Form of Underwriting Agreement (Preferred Stock)
1	.4**	Form of Underwriting Agreement (Units)
1	.5**	Form of Underwriting Agreement (Warrants)
4.1		Rights Agreement, dated as of July 24, 2002, between the Company and EquiServe Trust Company, N.A., as Rights Agent (which includes the form of Certificate of Designations of Series A Junior Preferred Stock of the Company as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C) (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)
4.2		Certificate of Designations of Series A Junior Participating Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on July 24, 2002 (incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed on July 24, 2002)
4.3		Certificate of Adjustment delivered by the Registrant to Equiserve Trust Company, NA., as Rights Agent, on March 29, 2005 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on March 29, 2005)
4.4		Certificate of Adjustment delivered by the Registrant to American Stock Transfer & Trust Company, as Rights Agent, on February 22, 2006 (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registrant’s Registration Statement on Form 8-A filed on February 22, 2006)
4.5		Specimen of stock certificate representing the Registrant’s common stock, $.01 par value (incorporated by reference to Exhibit 4.13 of the Registrant’s Form S-1/A Registration Statement No. 333-55412, filed on May 1, 2002)
4.6		6 7/8% Senior Notes Due 2013 Indenture dated as of March 21, 2003 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.27 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, filed on May 13, 2003)
4.7		6 7/8% Senior Notes Due 2013 First Supplemental Indenture dated as of May 7, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 of the Registrant’s Form S-4 Registration Statement No. 333-106208, filed on June 17, 2003)
4.8		6 7/8% Senior Notes Due 2013 Second Supplemental Indenture dated as of September 30, 2003 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.198 of the Registrant’s Form S-3 Registration Statement No. 333-109906, filed on October 22, 2003)
4.9		6 7/8% Senior Notes Due 2013 Third Supplemental Indenture, dated as of February 24, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.211 of the Registrant’s Form S-3/A Registration Statement No. 333-109906, filed on March 4, 2004)
4.10		6 7/8% Senior Notes Due 2013 Fourth Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.57 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)
4.11		6 7/8% Senior Notes Due 2013 Fifth Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)
4.12		6 7/8% Senior Notes Due 2013 Sixth Supplemental Indenture dated as of January 20, 2005, among Peabody Energy Corporation, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)

Exhibit
No.	Description of Exhibit

4.13	6 7/8% Senior Notes Due 2013 Seventh Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (as defined therein) (incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)
4.14	6 7/8% Senior Notes Due 2013 Eighth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.14 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)
4.15	6 7/8% Senior Notes Due 2013 Ninth Supplemental Indenture, dated as of June 13, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.16	6 7/8% Senior Notes Due 2013 Tenth Supplemental Indenture, dated as of June 30, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.17	6 7/8% Senior Notes Due 2013 Eleventh Supplemental Indenture, dated as of September 29, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)
4.18	6 7/8% Senior Notes Due 2013 Twelfth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.18 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.19	6 7/8% Senior Notes Due 2013 Thirteenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.19 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.20	6 7/8% Senior Notes Due 2013 Fourteenth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.21	6 7/8% Senior Notes Due 2013 Fifteenth Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.22	6 7/8% Senior Notes Due 2013 Eighteenth Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.23	5 7/8% Senior Notes Due 2016 Indenture dated as of March 19, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2004, filed on May 10, 2004)
4.24	5 7/8% Senior Notes Due 2016 First Supplemental Indenture dated as of March 23, 2004 between the Registrant and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated March 23, 2004)
4.25	5 7/8% Senior Notes Due 2016 Second Supplemental Indenture, dated as of April 22, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.58 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed on August 6, 2004)

Exhibit
No.	Description of Exhibit

4.26	5 7/8% Senior Notes Due 2016 Third Supplemental Indenture, dated as of October 18, 2004, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.13 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 16, 2005)
4.27	5 7/8% Senior Notes Due 2016 Fourth Supplemental Indenture, dated as of January 20, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 6, 2005)
4.28	5 7/8% Senior Notes Due 2016 Fifth Supplemental Indenture, dated as of September 30, 2005, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, filed on November 8, 2005)
4.29	5 7/8% Senior Notes Due 2016 Sixth Supplemental Indenture, dated as of January 20, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.21 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 6, 2006)
4.30	5 7/8% Senior Notes Due 2016 Seventh Supplemental Indenture, dated as of June 13, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.31	5 7/8% Senior Notes Due 2016 Eighth Supplemental Indenture, dated as of June 30, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006)
4.32	5 7/8% Senior Notes Due 2016 Ninth Supplemental Indenture, dated as of September 29, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)
4.33	5 7/8% Senior Notes Due 2016 Twelfth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.30 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.34	5 7/8% Senior Notes Due 2016 Fifteenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.31 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.35	5 7/8% Senior Notes Due 2016 Eighteenth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.36	5 7/8% Senior Notes Due 2016 Twenty-First Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.35 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.37	5 7/8% Senior Notes Due 2016 Thirtieth Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.38	7 3/8% Senior Notes due 2016 Tenth Supplemental Indenture, dated as of October 12, 2006 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed October 13, 2006)

Exhibit
No.	Description of Exhibit

4.39	7 3/8% Senior Notes due 2016 Thirteenth Supplemental Indenture, dated as of November 10, 2006 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.33 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.40	7 3/8% Senior Notes due 2016 Sixteenth Supplemental Indenture, dated as of January 31, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.34 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.41	7 3/8% Senior Notes due 2016 Nineteenth Supplemental Indenture, dated as of June 14, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.42	7 3/8% Senior Notes due 2016 Twenty-Second Supplemental Indenture, dated as of November 14, 2007 among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.40 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.43	7 3/8% Senior Notes due 2016 Thirty-First Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.44	7 7/8% Senior Notes due 2026 Eleventh Supplemental Indenture, dated as of October 12, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed October 13, 2006)
4.45	7 7/8% Senior Notes due 2026 Fourteenth Supplemental Indenture, dated as of November 10, 2006, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.36 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.46	7 7/8% Senior Notes due 2026 Seventeenth Supplemental Indenture, dated as of January 31, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.37 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006)
4.47	7 7/8% Senior Notes due 2026 Twentieth Supplemental Indenture, dated as of June 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.4 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007)
4.48	7 7/8% Senior Notes due 2026 Twenty-Third Supplemental Indenture, dated as of November 14, 2007, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.45 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.49	7 7/8% Senior Notes due 2026 Thirty-Second Supplemental Indenture, dated as of March 13, 2009, among the Registrant, the Guaranteeing Subsidiaries (as defined therein), and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.3 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)
4.50	Subordinated Indenture, dated as of December 20, 2006, between the Registrant and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.51	4.75% Convertible Junior Subordinated Debentures Due 2066 First Supplemental Indenture, dated as December 20, 2006, among the Registrant and US Bank National Association, as trustee (Incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.52	Notice of Adjustment of Conversion Rate of 4.75% Convertible Junior Subordinated Debentures Due 2066, dated February 8, 2009 (Incorporated by reference to Exhibit 4.5 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009)

Exhibit
No.		Description of Exhibit

4.53		Capital Replacement Covenant dated December 19, 2006 (Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K, filed December 20, 2006)
4.54		Notice of Adjustment of Conversion Rate of 4.75% Convertible Junior Subordinated Debentures Due 2066, dated November 26, 2007 (Incorporated by reference to Exhibit 4.49 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007)
4.55		Senior Indenture (incorporated by reference to Exhibit 4.12 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, filed on May 10, 2004)
4.56		Form of Senior Security (Incorporated by reference to Exhibit 4.24 of the Registrant’s Registration Statement on Form S-3 filed on July 28, 2008)
4.57		Form of Subordinated Security (included in Exhibit 4.50)
4	.58**	Form of Warrant Agreement
4	.59**	Form of preferred stock share certificate
5	*	Opinion of Simpson Thacher & Bartlett LLP
12	*	Computation in support of ratio of earnings to fixed charges
23	.1*	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5)
23	.2*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
24	*	Power of Attorney (included on signature pages)
25	.1*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the senior debt securities
25	.2*	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 of U.S. Bank National Association as trustee under the indenture with respect to the subordinated debt securities

*	Filed herewith

**	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein